Guidelines for Transfer of AllianceBernstein L.P. Units

No transfer of ownership of the units of AllianceBernstein L.P. (the private partnership) is permitted without prior approval of AllianceBernstein and Equitable Holdings, Inc. (“EQH”).

Under the terms of the Transfer Program, transfers of ownership will be considered once every calendar quarter.

To sell your Units to a third party:
You must first identify the buyer for your Units. AllianceBernstein cannot maintain a list of prospective buyers.
The unitholder and the prospective buyer must submit a request for transfer of ownership of the Units and obtain approval of AllianceBernstein and EQH for the transaction.
Documentation required for consideration of approval includes:
Unit Certificate(s)
Executed “Stock” Power Form, with guaranteed signature
Letter from Seller
Letter from Purchaser

To have private Units re-registered to your name if they have been left to you by a deceased party:
The beneficiary must obtain approval of AllianceBernstein and EQH for transfer of units.
Documentation required for consideration of approval includes:
Unit Certificate(s)
Executed “Stock” Power Form, with guaranteed signature
Copy of death certificate
Required Inheritance Tax Waiver for applicable states
Additional required documentation (which varies by state) should be verified with AllianceBernstein’s transfer agent, Computershare, at 866-737-9896 and www.computershare.com/investor.
To donate the Units:
The donor must obtain approval of AllianceBernstein and EQH for the transfer of units.
Documentation required for consideration of approval includes:
Unit Certificate(s)
Executed “Stock” Power Form, with guaranteed signature
Letter from Transferee
Additional required documentation should be verified with AllianceBernstein’s transfer agent, Computershare, at 866-737-9896 and www.computershare.com/investor.

To re-register your certificate to reflect a legal change of name or change in custodian:
The unitholder must obtain approval of AllianceBernstein and EQH for the change of name/registration on the unit certificate.
Documentation required for consideration of approval includes:
Unit Certificate(s)
Executed “Stock” Power Form, with guaranteed signature
Specific instruction letter indicating the manner in which the new unit certificate should be registered
Additional required documentation should be verified with AllianceBernstein’s transfer agent, Computershare, at 866-737-9896 and www.computershare.com/investor.

Once AllianceBernstein and EQH (or its designee) approve the transfer request, AllianceBernstein will inform you of the approval and begin processing the transfer.

You should not begin to prepare necessary documentation until you have contacted:

Paul Emerson
Legal and Compliance Department – Transfer Program
AllianceBernstein L.P.
501 Commerce Street
Nashville, TN 37203
Phone: (629) 213-5213
Email: paul.emerson@alliancebernstein.com